UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 15, 2005


                               STEVEN MADDEN, LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      000-23702                   13-3588231
   ---------------            ---------------------           -------------
   (State or other            (Registration Number)           (IRS Employer
   jurisdiction of                                            Identification
   incorporation)                                                  No.)


   52-16 Barnett Avenue, Long Island City, New York                11104
   ------------------------------------------------              ----------
     (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (718) 446-1800


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 15, 2005, Steven Madden, Ltd. (the "Company") and Awadhesh Sinha entered into an Employment Agreement, dated as of June 15, 2005 (the "Employment Agreement"). Mr. Sinha is a member of the Company's Board of Directors and, effective July 1, 2005, will serve as the Company's Chief Operating Officer pursuant to the Employment Agreement. Attached hereto and incorporated herein by reference as Exhibit 10.1 is the Employment Agreement.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

         On June 21, 2005, the Company notified The Nasdaq Stock Market, Inc. that it was not in compliance with NASD Rule 4350(d)(2)(A) due to the vacancy created by Awadhesh Sinha's resignation as a member of the Audit Committee of the Company's Board of Directors. NASD Rule 4350(d)(2)(A) requires the audit committee of each Nasdaq issuer to have at least three independent members on its audit committee (as defined by Nasdaq Rules 4200(a)(15) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934), at least one of whom is a financial expert. Consequently, the Company is in the process of identifying and appointing a new candidate to serve on its Audit Committee who possesses qualifications that will satisfy the independence requirements and the audit committee financial expert requirement. Currently, the audit committee is comprised of two independent members.

         The Company has a cure period under NASD Rule 4350(d)(4)(B) until the earlier of the Company's next annual meeting or June 15, 2006 to comply with the requirements of NASD Rule 4350(d)(2)(A). The Company intends to be in compliance by the end of the cure period.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On June 15, 2005, the Company and Awadhesh Sinha entered into the Employment Agreement, pursuant to which the Executive will serve as the Company's Chief Operating Officer, effective July 1, 2005. The Employment Agreement is attached hereto and incorporated herein by reference as Exhibit
10.1. Richard Olicker, who has served as both President and Chief Operating Officer since September 2001, will continue in his role as the Company's President.

         Awadhesh Sinha has been a director of the Company since October 2002. Prior to joining the Company, Mr. Sinha served as Chief Operating Officer and Chief Financial Officer of WEAR ME Apparel Inc., a company that designs, manufactures and markets branded and non-branded children's clothing, since 2003. Prior to that, Mr. Sinha worked for Salant Corporation, a company that designs, manufactures and markets men's clothing, for 22 years and held the position of Chief Operating Officer and Chief Financial Officer of Salant Corporation from 1998 to 2003.

         A copy of the press release announcing the appointment of Mr. Sinha as the new Chief Operating Officer is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibit 10.1 Employment Agreement between the Company and
                           Awadhesh Sinha, dated as of June 15, 2005.

              Exhibit 99.1 Press Release of Steven Madden, Ltd., dated
                           June 21, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Steven Madden, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STEVEN MADDEN, LTD.


                                       By: /s/ JAMIESON KARSON
                                           -------------------------------------
                                           Name:   Jamieson A. Karson
                                           Title:  Chief Executive Officer


Date:  June 20, 2005

                                  EXHIBIT INDEX


DOC. NO.          DOCUMENT DESCRIPTION

Exhibit 10.1 Employment Agreement between the Company and Awadhesh Sinha, dated as of June 15, 2005

Exhibit 99.1      Press Release of Steven Madden, Ltd., dated June 21, 2005.